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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 7, 1997 in Amendment No. 2 to the Registration Statement (Form S-1 No. 333-36125) and related Prospectus of Kitty Hawk, Inc. dated November 10, 1997.


                                                  /s/ ERNST & YOUNG LLP

Dallas, Texas

November 7, 1997